Exhibit 99.2
FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Date of Issuance November 6, 2006
All dollar amounts shown in this report are in U.S. dollars unless otherwise noted. This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made only by means of a prospectus.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
This supplement contains registered trademarks owned or licensed by companies other than us, which may include, but are not limited to, Crowne Plaza®, Disneyland®, Doubletree®, Doubletree Guest Suites®, Embassy Suites Hotels®, Hampton Inn®, Harvey Suites®, Hilton®, Hilton Suites®, Holiday Inn®, Holiday Inn & Suites®, Holiday Inn Express®, Holiday Inn Express & Suites®, Holiday Inn Select®, InterContinental®, Sheraton®, Sheraton Suites®, Staybridge Suites®, Walt Disney World®, Worlds of Fun® and Westin®.
With the exception of historical information, the matters discussed in this supplement include “forward looking statements” within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the anticipated continuation of the current economic recovery, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased fuel prices and increased security precautions, the impact that the bankruptcy of additional major air carriers may have on our revenues and receivables, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect our future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
CORPORATE DATA
About the Company
In 1994, FelCor Lodging Trust Incorporated, a real estate investment trust (REIT), went public with six hotels, and a market capitalization of $120 million. We are now one of the nation’s largest public lodging REITs and the nation’s largest owner of upper upscale, all-suite hotels. At September 30, 2006, our portfolio was comprised of 104 consolidated hotels in continuing operations located in 27 states and Canada. For these hotels, the operating revenues and expenses are reflected in our consolidated statements of operations because of our majority ownership interests of the operating lessees of these hotels. We also owned 50 percent joint venture interests in five hotels whose operations were accounted for using the equity method. We owned 65 upper upscale, all-suite hotels, and were the largest owner of Embassy Suites Hotels and Doubletree Guest Suites hotels. We had a market capitalization of approximately $3.2 billion.
Strategy
We have strategic relationships with brand owners, including Hilton Hotels Corporation, InterContinental Hotels Group and Starwood Hotels & Resorts. The brand owners manage our diversified portfolio of nationally branded, upper upscale hotels. We have identified three long-term strategic objectives: above average earnings growth; improvement in our return on invested capital; and a reduction in our overall financial leverage. To achieve these strategic objectives our business strategy is: to dispose of non-strategic hotels; acquire hotels that meet our refined investment strategy; to improve the competitive positioning of our core hotels through aggressive asset management and the judicious application of capital; and to pay down debt through a combination of operational cash flow and the sale of non-strategic hotels.

Public Ratings
	Corporate	Senior Unsecured Debt	Preferred Stock
Moody’s	Ba3	Ba3	B2
Standard & Poors	BB-	B+	B-
Stock Exchange Listing
Common Stock (NYSE: FCH)
$1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)
8% Series C Cumulative Redeemable Preferred Stock (NYSE: FCHPRC)
Fiscal Year End
December 31
Number of employees
77
Corporate Headquarters
545 E. John Carpenter Frwy., Suite 1300
Irving, TX 75062
(972) 444-4900

Investor Relations Contact	Media Contact
Stephen A. Schafer	Monica L. Hildebrand
Vice President of Investor Relations	Vice President of Communications
(972) 444-4912	(972) 444-4917
sschafer@felcor.com	mhildebrand@felcor.com
Information Request
information@felcor.com

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Board of Directors
Thomas J. Corcoran, Jr.
Chairman of the Board, FelCor Lodging Trust Incorporated
Melinda J. Bush, C.H.A.
Chairman and Chief Executive Officer, HRW Holdings, LLC
Robert F. Cotter
President and Chief Operating Officer, Starwood Hotels and Resorts (Retired)
Richard S. Ellwood
Private Investor
David C. Kloeppel
Executive Vice President and Chief Financial Officer, Gaylord Entertainment Company
Charles A. Ledsinger, Jr.
Vice Chairman and Chief Executive Officer, Choice Hotels International
Robert H. Lutz, Jr.
President, RL Investments, Inc.
Robert A. Mathewson
President, RGC, Inc.
Donald J. McNamara
Principal, The Hampstead Group
Richard A. Smith
President and Chief Executive Officer, FelCor Lodging Trust Incorporated
Executive Officers
Thomas J. Corcoran, Jr., Chairman of the Board
Richard A. Smith, President and Chief Executive Officer
Michael A. DeNicola, Executive Vice President and Chief Investment Officer
Troy A. Pentecost, Executive Vice President, Director of Asset Management
Andrew J. Welch, Executive Vice President and Chief Financial Officer
Jonathan H. Yellen, Executive Vice President, General Counsel and Secretary
Robert P. Carl, Senior Vice President, Director of Design and Construction
Lester C. Johnson, Senior Vice President, Controller and Principal Accounting Officer
Jack Marraccini, Senior Vice President of Engineering
Larry J. Mundy, Senior Vice President, Director of Business Initiatives and Assistant General Counsel

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Equity Research Coverage

Firm	Analyst	Telephone
Citigroup Smith Barney	Joshua Attie	(212) 816-1533
Deutsche Bank North America	Chris Woronka	(212) 250-5815
Friedman, Billings, Ramsey & Co.	Gustavo Sarago	(703) 469-1042
Green Street Advisors	John V. Arabia	(949) 640-8780
JPMorgan	Harry C. Curtis	(212) 622-6610
Lehman Brothers	Felicia Kantor Hendrix	(212) 526-5562
Merrill Lynch	David W. Anders	(212) 449-2739
Morgan Keegan	Napoleon Overton	(901) 579-4865
Stifel, Nicolaus & Company	Rod F. Petrik	(410) 454-4131
UBS (US)	William B. Truelove	(212) 713-8825
Wachovia Securities	Jeffrey J. Donnelly	(617) 603-4262

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
FINANCIAL HIGHLIGHTS
Supplemental Financial Data
(in thousands, except per share information, ratios and percentages)

	September 30,	December 31,
	2006	2005
Total Enterprise Value
Common shares outstanding	62,036	60,209
Units outstanding	1,355	2,763

Combined shares and units outstanding	63,391	62,972
Common stock price at end of period	$20.05	$17.21

Common equity capitalization	$1,270,990	$1,083,748
Series A preferred stock	309,362	309,362
Series C preferred stock	169,412	169,412
Consolidated debt	1,448,075	1,675,280
Minority interest of consolidated debt	(8,190)	(8,137)
Pro rata share of unconsolidated debt	101,701	101,940
Cash and cash equivalents	(133,054)	(94,564)

Total enterprise value (TEV)	$3,158,296	$3,237,041

Dividends Per Share
Dividends declared (quarter ended):
Common stock	$0.20	$0.15
Series A preferred stock	0.4875	0.4875
Series C preferred stock (depositary shares)	0.50	0.50

Selected Balance Sheet Data
Investment in hotels, net	$2,271,256	$2,587,379
Total cash and cash equivalents	133,054	94,564
Total assets	2,691,529	2,919,093
Total debt	1,448,075	1,675,280
Total stockholders’ equity	1,029,025	1,031,793
Total stockholders equity less preferred equity	550,251	553,019
Book value per common share outstanding	8.87	9.18

(a)	Based on pro rata rooms owned

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Revenues:
Hotel operating revenue:
Room	$235,909	$221,524	$713,536	$646,630
Food and beverage	34,036	32,169	108,947	102,553
Other operating departments	14,586	14,168	43,609	40,646
Retail space rental and other revenue	211	1,632	501	1,908

Total revenues	284,742	269,493	866,593	791,737

Expenses:
Hotel departmental expenses:
Room	59,285	57,227	176,602	164,306
Food and beverage	26,876	26,147	84,584	80,416
Other operating departments	6,784	6,872	20,422	19,580
Other property related costs	79,862	76,691	237,408	223,875
Management and franchise fees	14,302	13,702	45,642	40,088
Taxes, insurance and lease expense	31,228	29,388	91,592	86,867
Corporate expenses	7,164	4,839	18,530	14,108
Impairment loss	5,874	—	15,142	—
Depreciation	27,154	25,487	79,729	75,108

Total operating expenses	258,529	240,353	769,651	704,348

Operating income	26,213	29,140	96,942	87,389
Interest expense, net	(28,273)	(32,053)	(87,585)	(95,528)
Hurricane loss	—	(2,309)	—	(2,309)
Charge-off of deferred financing costs	—	—	(962)	—
Early extinguishment of debt	—	—	(438)	—

Income (loss) before equity in income from unconsolidated entities, minority interests and gain on sale of assets	(2,060)	(5,222)	7,957	(10,448)
Equity in income from unconsolidated entities	3,948	3,260	9,708	8,229
Minority interests	110	1,015	1,926	2,263
Gain (loss) on sale of assets	(92)	80	(92)	469

Income (loss) from continuing operations	1,906	(867)	19,499	513
Discontinued operations	18,156	12,125	20,560	13,082

Net income	20,062	11,258	40,059	13,595
Preferred dividends	(9,665)	(9,829)	(29,022)	(29,729)
Issuance costs of redeemed preferred stock	—	(1,324)	—	(6,522)

Net income (loss) applicable to common stockholders	$10,397	$105	$11,037	$(22,656)

Basic and diluted per common share data:
Net income (loss) from continuing operations	$(0.13)	$(0.20)	$(0.16)	$(0.60)

Net income (loss)	$0.17	$0.00	$0.18	$(0.38)

Basic and dilutedweighted average common shares outstanding	61,148	59,442	60,441	59,398

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Discontinued Operations
(in thousands)
     Included in discontinued operations are the results of operations of one hotel held for sale at September 30, 2006, eight hotels disposed of in the third quarter of 2006, four hotels disposed of in the second quarter of 2006, eight hotels disposed of in the first quarter of 2006 and 19 hotels disposed of in 2005. Condensed financial information for the hotels included in discontinued operations is as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Operating revenue	$12,858	$49,984	$63,769	$162,736
Operating expenses	11,584	48,423	56,956	156,556

Operating income	1,274	1,561	6,813	6,180
Direct interest costs, net	(59)	(1,120)	(207)	(4,395)
Gain on sale of depreciable assets	19,345	9,450	16,483	9,235
Gain on sale of land	—	317	—	317
Income tax arising from disposals	(1,735)	—	(1,735)	—
Debt extinguishment gain (loss)	(216)	2,538	(216)	2,538
Minority interests	(453)	(621)	(578)	(793)

Income from discontinued operations	18,156	12,125	20,560	13,082
Depreciation	592	4,994	3,415	16,589
Minority interest in FelCor LP	397	557	334	601
Interest expense	60	1,116	201	4,388

EBITDA from discontinued operations	19,205	18,792	24,510	34,660
Gain on sale of assets, before income tax	(19,345)	(9,450)	(16,483)	(9,235)
Income tax arising from disposals	1,735	—	1,735	—
Impairment loss	—	569	—	1,860
Debt extinguishment loss (gain)	216	(2,538)	216	(2,538)
Asset disposition costs	—	—	—	1,300

Adjusted EBITDA from discontinued operations	$1,811	$7,373	$9,978	$26,047

Non-GAAP Financial Measures
     We refer in this supplement to certain “non-GAAP financial measures.” These measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, are measures of our financial performance that are not calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The following tables reconcile each of these non-GAAP measures to the most comparable GAAP financial measure. Immediately following the reconciliations, we include a discussion of why we believe these measures are useful supplemental measures of our performance and the limitations of such measures.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Non-GAAP Financial Measures (continued)
Reconciliation of Net Income to FFO and Adjusted FFO
(in thousands, except per share and unit data)

	Three Months Ended September 30,
	2006			2005
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net income	$20,062			$11,258
Preferred dividends	(9,665)			(9,829)
Issuance costs of redeemed preferred stock	—			(1,324)

Net income applicable to common stockholders	10,397	61,148	$0.17	105	59,442	$—
Depreciation, continuing operations	27,154	—	0.44	25,487	—	0.43
Depreciation, unconsolidated entities and discontinued operations	3,539	—	0.06	7,557	—	0.13
Gain on sale of depreciable assets, before income tax	(19,345)	—	(0.32)	(9,449)	—	(0.16)
Income tax arising from disposals	1,735	—	0.03	—	—	—
Minority interest in FelCor LP	227	1,355	—	5	2,773	(0.02)
Conversion of options and unvested restricted stock	—	414	—	—	620	—

FFO	23,707	62,917	0.38	23,705	62,835	0.38
Issuance costs of redeemed preferred stock	—	—	—	1,324	—	0.02
Impairment loss, continuing operations	5,874	—	0.09	—	—	—
Impairment loss, discontinued operations	—	—	—	569	—	0.01
Minority interest share of impairment loss	—	—	—		—	—
Debt extinguishment loss (gain)	216	—	—	(2,538)	—	(0.04)

Adjusted FFO	$29,797	62,917	$0.47	$23,060	62,835	$0.37

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Non-GAAP Financial Measures (continued)
Reconciliation of Net Income to FFO and Adjusted FFO
(in thousands, except per share and unit data)

	Nine Months Ended September 30,
	2006			2005
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net income	$40,059			$13,595
Preferred dividends	(29,022)			(29,729)
Issuance costs of redeemed preferred stock	—			(6,522)

Net income (loss) applicable to common stockholders	11,037	60,441	$0.18	(22,656)	59,398	$(0.38)
Depreciation, continuing operations	79,729	—	1.32	75,108	—	1.26
Depreciation, unconsolidated entities and discontinued operations	11,745	—	0.19	23,788	—	0.40
Gain on sale of depreciable assets, before income tax	(16,483)	—	(0.27)	(9,624)	—	(0.16)
Income tax arising from disposals	1,735	—	0.03	—	—	—
Minority interest in FelCor LP	251	2,035	(0.05)	(1,055)	2,783	(0.07)
Conversion of options and unvested restricted stock	—	356	—	—	543	—

FFO	88,014	62,832	1.40	65,561	62,724	1.05
Issuance costs of redeemed preferred stock	—	—	—	6,522	—	0.10
Impairment loss, continuing operations	15,142	—	0.24	—	—	—
Impairment loss, discontinued operations	—	—	—	1,860	—	0.03
Minority interest share of impairment loss	(927)	—	(0.02)	—	—	—
Debt extinguishment loss (gain)	1,686	—	0.03	(2,538)	—	(0.04)
Asset disposition costs	—	—	—	1,300	—	0.02

Adjusted FFO	$103,915	62,832	$1.65	$72,705	62,724	$1.16

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Non-GAAP Financial Measures (continued)
Reconciliation of Net Income to EBITDA, Adjusted EBITDA and Same-Store EBITDA
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Net income	$20,062	$11,258	$40,059	$13,595
Depreciation, continuing operations	27,154	25,487	79,729	75,108
Depreciation, unconsolidated entities and discontinued operations	3,539	7,557	11,745	23,788
Minority interest in FelCor Lodging LP	227	5	251	(1,055)
Interest expense	29,171	33,240	90,131	98,149
Interest expense, unconsolidated entities and discontinued operations	1,444	2,799	4,793	9,512
Amortization expense	2,442	820	4,339	2,171

EBITDA	84,039	81,166	231,047	221,268
Gain on sale of depreciable assets, before income tax	(19,345)	(9,449)	(16,483)	(9,624)
Income tax arising from disposals	1,735	—	1,735	—
Impairment loss, continuing operations	5,874	—	15,142	—
Impairment loss, discontinued operations	—	569	—	1,860
Minority interest share of impairment loss			(927)	—
Debt extinguishment loss (gain)	216	(2,538)	1,686	(2,538)
Asset disposition costs	—	—	—	1,300

Adjusted EBITDA	72,519	69,748	232,200	212,266
Adjusted EBITDA from discontinued operations	(1,811)	(7,373)	(9,978)	(26,047)

Same-Store EBITDA	$70,708	$62,375	$222,222	$186,219

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Non-GAAP Financial Measures (continued)
Reconciliation of Adjusted EBITDA to Hotel EBITDA
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Adjusted EBITDA	$72,519	$69,748	$232,200	$212,266
Retail space rental and other revenue	(211)	(1,632)	(501)	(1,908)
Adjusted EBITDA from discontinued operations	(1,811)	(7,373)	(9,978)	(26,047)
Equity in income from unconsolidated subsidiaries (excluding interest and depreciation expense)	(8,689)	(7,953)	(24,169)	(22,223)
Minority interest in other partnerships (excluding interest and depreciation expense)	468	(17)	554	1,066
Consolidated hotel lease expense	16,519	14,710	47,907	42,761
Unconsolidated taxes, insurance and lease expense	(1,663)	(1,596)	(4,688)	(4,649)
Interest income	(898)	(1,188)	(2,546)	(2,621)
Corporate expenses (excluding amortization expense)	4,724	4,020	14,190	11,935
Hurricane loss	—	2,309	—	2,309
Loss (gain) on sale of other assets	92	(80)	92	(80)

Hotel EBITDA	$81,050	$70,948	$253,061	$212,809

Reconciliation of Net Income to Hotel EBITDA
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Net income	$20,062	$11,258	$40,059	$13,595
Discontinued operations	(18,156)	(12,125)	(20,560)	(13,082)
Equity in income from unconsolidated entities	(3,948)	(3,260)	(9,708)	(8,229)
Minority interests	(110)	(1,015)	(1,926)	(2,263)
Consolidated hotel lease expense Unconsolidated taxes, insurance and lease expense	16,519	14,710	47,907	42,761
Unconsolidated taxes, insurance and lease expense	(1,663)	(1,596)	(4,688)	(4,649)
Interest expense, net	28,273	32,053	87,585	95,528
Charge-off of deferred financing costs	—	—	962	—
Early extinguishment of debt	—	—	438	—
Impairment loss	5,874	—	15,142	—
Corporate expenses	7,164	4,839	18,530	14,108
Hurricane loss	—	2,309	—	2,309
Depreciation	27,154	25,487	79,729	75,108
Gain (loss) on sale of assets	92	(80)	92	(469)
Retail space rental and other revenue	(211)	(1,632)	(501)	(1,908)

Hotel EBITDA	$81,050	$70,948	$253,061	$212,809

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Non-GAAP Financial Measures (continued)
Hotel EBITDA and Hotel EBITDA Margin
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Total revenue	$284,742	$269,493	$866,593	$791,737
Retail space rental and other revenue	(211)	(1,632)	(501)	(1,908)

Hotel operating revenue	284,531	267,861	866,092	789,829
Hotel operating expenses	(203,481)	(196,913)	(613,031)	(577,020)

Hotel EBITDA	$81,050	$70,948	$253,061	$212,809

Hotel EBITDA margin	28.5%	26.5%	29.2%	26.9%
Reconciliation of Ratio of Operating Income to Total Revenue to Hotel EBITDA Margin

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Ratio of operating income to total revenue	9.2%	10.8%	11.2%	11.0%
Retail space rental and other revenue	—	(0.6)	—	(0.2)
Unconsolidated taxes, insurance and lease expense	(0.6)	(0.6)	(0.5)	(0.6)
Consolidated hotel lease expense	5.8	5.5	5.5	5.4
Corporate expenses	2.5	1.8	2.1	1.8
Impairment loss	2.1	—	1.7	—
Depreciation	9.5	9.6	9.2	9.5

Hotel EBITDA margin	28.5%	26.5%	29.2%	26.9%

Hotel Operating Expense Composition
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Reconciliation of total operating expense to hotel operating expense:
Total operating expenses	$258,529	$240,353	$769,651	$704,348
Unconsolidated taxes, insurance and lease expense	1,663	1,596	4,688	4,649
Consolidated hotel lease expense	(16,519)	(14,710)	(47,907)	(42,761)
Corporate expenses	(7,164)	(4,839)	(18,530)	(14,108)
Impairment loss	(5,874)	—	(15,142)	—
Depreciation	(27,154)	(25,487)	(79,729)	(75,108)

Hotel operating expenses	$203,481	$196,913	$613,031	$577,020

Supplemental information:
Compensation and benefits expense (included in hotel operating expenses)	$80,951	$81,525	$249,798	$241,461

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Non-GAAP Financial Measures (continued)
     Substantially all of our non-current assets consist of real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, are not measures of operating performance under GAAP. However, we consider these non-GAAP measures to be supplemental measures of a hotel REIT’s performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.
FFO and EBITDA
     The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), defines FFO as net income or loss (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We compute FFO in accordance with standards established by NAREIT. This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.
     EBITDA is a commonly used measure of performance in many industries. We define EBITDA as net income or loss (computed in accordance with GAAP) plus interest expenses, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDA on the same basis.
Adjustments to FFO and EBITDA
     We adjust FFO and EBITDA when evaluating our performance because management believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted FFO, Adjusted EBITDA and Same-Store EBITDA, when combined with GAAP net income, EBITDA and FFO, is beneficial to an investor’s better understanding of our operating performance.
•	Gains and losses related to early extinguishment of debt and interest rate swaps – We exclude gains and losses related to early extinguishment of debt and interest rate swaps from FFO and EBITDA because we believe that it is not indicative of ongoing operating performance of our hotel assets. This also represents an acceleration of interest expense or a reduction of interest expense, and interest expense is excluded from EBITDA.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Non-GAAP Financial Measures (continued)
•	Impairment losses – We exclude the effect of impairment losses and gains or losses on disposition of assets in computing Adjusted FFO and Adjusted EBITDA because we believe that including these is not consistent with reflecting the ongoing performance of our remaining assets. Additionally, we believe that impairment charges and gains or losses on disposition of assets represent accelerated depreciation or excess depreciation, and depreciation is excluded from FFO by the NAREIT definition and from EBITDA.

•	Cumulative effect of a change in accounting principle – Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments in computing Adjusted FFO and Adjusted EBITDA because they do not reflect our actual performance for that period.
     In addition, to derive Adjusted EBITDA, we adjust EBITDA for gains or losses on the sale of assets because we believe that including them in EBITDA is not consistent with reflecting ongoing performance of our remaining assets. Additionally, the gain or loss on sale of depreciable assets represents either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA.
     To derive Same-Store EBITDA, we make the same adjustments to EBITDA as for Adjusted EBITDA and, additionally, exclude EBITDA from discontinued operations and gains and losses from the disposition of non-hotel related assets.
Hotel EBITDA and Hotel EBITDA Margin
     Hotel EBITDA and Hotel EBITDA margin are commonly used measures of performance in the industry and give investors a more complete understanding of the operating results over which our individual hotels and operating managers have direct control. We believe that Hotel EBITDA and Hotel EBITDA margin are useful to investors by providing greater transparency with respect to two significant measures used by us in our financial and operational decision-making. Additionally, these measures facilitate comparisons with other hotel REITs and hotel owners. We present Hotel EBITDA and Hotel EBITDA margin by eliminating corporate-level expenses, depreciation and expenses related to our capital structure. We eliminate corporate-level costs and expenses because we believe property-level results provide investors with supplemental information with respect to the ongoing operating performance of our hotels and the effectiveness of management on a property-level basis. We eliminate depreciation and amortization, even though they are property-level expenses, because we do not believe that these non-cash expenses, which are based on historical cost accounting for real estate assets and implicitly assume that the value of real estate assets diminish predictably over time, accurately reflect an adjustment in the value of our assets. We also eliminate consolidated percentage rent paid to unconsolidated entities, which is effectively eliminated by minority interest expense and equity in income from unconsolidated subsidiaries, and include the cost of unconsolidated taxes, insurance and lease expense, to reflect the entire operating costs applicable to our hotels.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Non-GAAP Financial Measures (continued)
Limitations of Non-GAAP Measures
     The use of these non-GAAP financial measures has certain limitations. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin, as presented by us, may not be comparable to FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin as calculated by other real estate companies. These measures do not reflect certain expenses that we incurred and will incur, such as depreciation and interest or capital expenditures. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.
     These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA, Adjusted EBITDA or Same-Store EBITDA be considered as measures of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of, amounts that accrue directly to the benefit of stockholders. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, Hotel EBITDA and Hotel EBITDA margin reflect additional ways of viewing our operations that we believe when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Debt Summary
(dollars in thousands)
Debt Outstanding

	Encumbered	Interest Rate at	Maturity	Consolidated
	Hotels	September 30, 2006	Date	Debt
Promissory note	none	LIBOR (L) + 2.00	June 2016	$650
Line of credit(a)	none	L + 1.75	January 2009	—
Senior unsecured term notes	none	7.63	October 2007	124,056	*
Senior unsecured term notes	none	8.50	June 2011	298,849
Senior unsecured term notes	none	L + 4.25	June 2011	190,000	*
Senior unsecured term notes(b)	none	7.80	June 2011	100,000	*

Total unsecured debt				713,555

Mortgage debt	8 hotels	6.56	July 2009 - 2014	98,027
Mortgage debt(c)	8 hotels	L + 1.25	May 2007	88,265	*
Mortgage debt	7 hotels	7.32	March 2009	125,083
Mortgage debt	4 hotels	7.55	June 2009	40,673	*
Mortgage debt	8 hotels	8.70	May 2010	170,266
Mortgage debt	7 hotels	8.73	May 2010	131,337
Mortgage debt	1 hotel	L + 2.85	August 2008	15,500
Mortgage debt	1 hotel	5.81	July 2016	12,917
Other	1 hotel	9.17	August 2011	4,644
Construction loan(d)	—	L + 2.00	August 2007	47,808

Total secured debt	45 hotels			734,520

				$1,448,075

* Debt to be redeemed or paid off in fourth quarter 2006	$542,994
Debt issued in fourth quarter 2006	$465,000

(a)	We have a borrowing capacity of $125 million on our line of credit. The interest on this line can range from 175 to 225 basis points over LIBOR based on our leverage ratio as defined in our line of credit agreement.

(b)	We have swapped this $100 million of floating rate debt of L + 4.25 percent for a fixed rate of 7.80 percent. This interest rate swap expires in December 2007.

(c)	This debt has a one-year extension option, subject to certain contingencies.

(d)	We have a $69.8 million recourse construction loan facility for the development of a 184-unit condominium project in Myrtle Beach, South Carolina. The interest on this facility is being capitalized as part of the cost of the project.

Weighted average interest at September 30, 2006	8.13%
Fixed interest rate debt to total debt	76.4%
Weighted average maturity of debt	5 years
Secured debt to total assets	27.3%

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Debt Summary (continued)
     At September 30, 2006, future scheduled principal payments on outstanding debt are as follows (in thousands):

	Secured		Unsecured
Year	Debt		Debt	Total
2006	$4,264		$—	$4,264
2007	150,242	(a)	125,000	275,242
2008	31,842		—	31,842
2009	178,924		—	178,924
2010	282,462		—	282,462
2011 and thereafter	86,786		590,650	677,436
Discount	—		(2,095)	(2,095)

Total debt	$734,520		$713,555	$1,448,075

(a)	Included in this number is an $87,537 loan that has a one-year extension option, subject to certain contingencies.
     At September 30, 2006, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 19 hotels. These ventures had approximately $203 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt was $102 million.
Financing transactions in 2006:
     In January, we retired our $225 million unsecured term loan facility and established a new $125 million unsecured line of credit. In April 2006, we retired an additional $27 million of secured indebtedness and repaid the outstanding balance on our line of credit.
     In April, Moody’s Investors Service upgraded our corporate rating from B1 to Ba3. As a result, the interest rate on our $300 million of Senior Notes due 2011 was reduced by 50 basis points to 8.5%, resulting in an annual interest rate savings of $1.5 million.
     On October 31, 2006, we sold $215 million of senior secured floating rate notes. These notes bear interest at LIBOR plus 1.875% and mature in 2011. We have also received a commitment for $250 million of new mortgage indebtedness at LIBOR plus 0.93%, which we expect to close in mid-November 2006.
     Proceeds from these two financings along with cash from hotel sales will be used to: (i) pay off our $290 million senior notes due 2011 and $125 million senior notes due 2007, with respect to which we have initiated cash tender offers; and (ii) repay $129 million of existing mortgage indebtedness.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
PORTFOLIO DATA
Portfolio Distribution at September 30, 2006
(104 consolidated hotels included in continuing operations, same store basis)

			% of	% of 2005
	Hotels	Rooms	Total Rooms	Hotel EBITDA(a)
Brand
Embassy Suites Hotels	54	13,652	46	55
Holiday Inn-branded	26	8,858	30	21
Sheraton-branded	10	3,274	11	12
Doubletree-branded	7	1,471	5	6
Other	7	2,473	8	6

Top Markets
Atlanta	8	2,385	8	8
South Florida area	5	1,434	5	6
Los Angeles area	5	1,100	4	5
Orlando	5	1,690	6	5
Dallas	7	2,359	8	4
Minneapolis	4	955	3	4
New Orleans	2	746	3	4
Phoenix	3	798	3	4
Chicago	4	1,238	4	4
Washington, D.C.	1	443	1	4
San Diego	1	600	2	3
Northern New Jersey	3	756	3	3
San Francisco Bay area	6	2,141	7	3
Philadelphia	2	729	2	3
San Antonio	3	874	3	3

Location
Suburban	45	11,167	37	37
Urban	24	7,711	26	26
Airport	23	7,335	25	23
Resort	12	3,515	12	14

Segment
Upper-upscale all-suite	65	16,035	54	64
Full service	26	8,858	30	21
Upscale	12	4,526	15	14
Limited service	1	309	1	1

Core Hotels	83	24,083	81	91
Non-Strategic Hotels	21	5,645	19	9

(a)	Hotel EBITDA is more fully described on page 15 of this supplement.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Detailed Operating Statistics by Brand
(104 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	%Variance	2006	2005	% Variance
Embassy Suites Hotels	74.3	75.0	(0.9)	75.4	74.4	1.4
Holiday Inn-branded hotels	69.7	73.8	(5.5)	70.3	70.2	0.2
Sheraton-branded hotels	64.0	67.1	(4.6)	63.0	65.4	(3.6)
Doubletree-branded hotels	76.3	75.1	1.7	76.5	73.4	4.2
Other hotels	71.9	70.6	1.8	67.7	65.5	3.3

Total hotels	71.7	73.4	(2.3)	71.9	71.4	0.8

	ADR ($)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	% Variance	2006	2005	% Variance
Embassy Suites Hotels	130.44	121.00	7.8	132.54	122.87	7.9
Holiday Inn-branded hotels	101.78	94.85	7.3	99.97	93.66	6.7
Sheraton-branded hotels	116.70	106.06	10.0	122.09	108.30	12.7
Doubletree-branded hotels	126.73	112.81	12.3	130.38	117.84	10.6
Other hotels	130.47	119.81	8.9	125.54	114.29	9.8

Total hotels	120.63	111.18	8.5	121.40	111.94	8.5

	RevPAR ($)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	% Variance	2006	2005	% Variance
Embassy Suites Hotels	96.68	90.76	6.9	99.97	91.40	9.4
Holiday Inn-branded hotels	70.97	69.95	1.5	70.32	65.75	6.9
Sheraton-branded hotels	74.72	71.21	4.9	76.96	70.82	8.7
Doubletree-branded hotels	96.74	84.67	14.3	99.72	86.45	15.3
Other hotels	93.75	84.54	10.9	84.94	74.86	13.5

Total hotels	86.52	81.60	6.0	87.34	79.88	9.3

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Detailed Operating Statistics for FelCor’s Top Markets
(104 consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	% Variance	2006	2005	% Variance
Atlanta	68.7	74.6	(7.9)	70.7	71.8	(1.6)
South Florida area	72.6	74.9	(3.1)	79.8	82.3	(3.0)
Los Angeles area	77.2	81.8	(5.5)	76.4	77.1	(0.9)
Orlando	72.6	74.5	(2.5)	78.9	79.3	(0.5)
Dallas	53.9	53.1	1.5	56.4	50.8	10.9
Minneapolis	78.4	79.7	(1.6)	71.5	73.6	(2.9)
New Orleans	44.3	64.2	(31.0)	68.1	71.3	(4.5)
Phoenix	64.5	64.5	0.0	73.9	73.6	0.4
Chicago	80.2	79.3	1.0	74.6	74.0	0.9
Washington, D.C.	69.6	76.1	(8.5)	67.5	75.5	(10.6)
San Diego	88.4	88.2	0.2	83.7	84.6	(1.1)
Northern New Jersey	70.7	69.8	1.2	70.4	70.7	(0.5)
San Francisco Bay area	84.0	85.6	(1.9)	77.9	75.7	2.9
Philadelphia	82.1	78.7	4.3	74.9	75.5	(0.8)
San Antonio	77.0	81.8	(5.9)	79.3	78.1	1.5

	ADR ($)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	% Variance	2006	2005	% Variance
Atlanta	98.96	92.42	7.1	103.15	92.77	11.2
South Florida area	105.94	102.47	3.4	141.89	125.85	12.8
Los Angeles area	148.00	129.91	13.9	139.02	124.98	11.2
Orlando	89.52	84.21	6.3	100.38	94.19	6.6
Dallas	106.95	98.11	9.0	110.23	101.46	8.6
Minneapolis	141.57	134.88	5.0	136.02	127.53	6.7
New Orleans	93.84	107.48	(12.7)	132.64	133.74	(0.8)
Phoenix	104.57	98.04	6.7	131.46	120.43	9.2
Chicago	141.98	120.22	18.1	132.62	113.81	16.5
Washington, D.C.	152.17	141.80	7.3	161.03	145.80	10.4
San Diego	144.02	128.40	12.2	139.69	129.92	7.5
Northern New Jersey	146.47	137.98	6.2	147.14	137.31	7.2
San Francisco Bay area	137.42	125.58	9.4	130.40	119.41	9.2
Philadelphia	128.58	114.83	12.0	127.48	115.08	10.8
San Antonio	107.27	94.19	13.9	104.40	93.16	12.1

	RevPAR ($)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	% Variance	2006	2005	% Variance
Atlanta	67.95	68.91	(1.4)	72.95	66.65	9.5
South Florida area	76.88	76.77	0.1	113.27	103.56	9.4
Los Angeles area	114.32	106.24	7.6	106.26	96.39	10.2
Orlando	65.01	62.75	3.6	79.19	74.66	6.1
Dallas	57.69	52.14	10.6	62.15	51.57	20.5
Minneapolis	111.05	107.51	3.3	97.18	93.87	3.5
New Orleans	41.59	69.04	(39.8)	90.33	95.35	(5.3)
Phoenix	67.48	63.27	6.6	97.13	88.59	9.6
Chicago	113.82	95.39	19.3	98.97	84.18	17.6
Washington, D.C.	105.91	107.89	(1.8)	108.65	110.02	(1.2)
San Diego	127.32	113.30	12.4	116.87	109.94	6.3
Northern New Jersey	103.55	96.37	7.4	103.53	97.07	6.7
San Francisco Bay area	115.42	107.55	7.3	101.61	90.45	12.3
Philadelphia	105.55	90.42	16.7	95.44	86.84	9.9
San Antonio	82.57	77.08	7.1	82.76	72.76	13.7

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Other Performance Statistics
(Consolidated hotels included in continuing operations, for period presented)
Variance to Prior Year

	Occupancy	ADR	RevPAR
	% Variance	% Variance	% Variance
2004:
First Quarter	5.2	(0.7)	4.4
Second Quarter	5.5	1.7	7.3
Third Quarter	1.9	2.7	4.6
Fourth Quarter	0.9	2.9	3.9
Year 2004	3.1	1.7	4.9

2005:
First Quarter	1.0	5.6	6.7
Second Quarter	3.7	5.7	9.6
Third Quarter	4.6	5.9	10.8
Fourth Quarter	8.5	7.1	16.2
Year 2005	4.4	6.2	10.8

2006:
January	9.7	7.8	18.2
February	4.5	8.1	13.0
March	4.2	9.8	14.3
First Quarter	5.9	8.6	15.0

April	(2.2)	9.0	6.6
May	1.9	7.6	9.7
June	0.9	8.0	8.9
Second Quarter	0.2	8.2	8.4

July	(2.0)	8.6	6.4
August	(0.9)	8.8	7.8
September	(3.9)	8.2	3.9
Third Quarter	(2.3)	8.5	6.0

October (preliminary)	(1.6)	9.9	8.1

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Hotel Portfolio Information
Pro Rata Share of Rooms Owned

		Room Count at
	Hotels	September 30, 2006
Consolidated hotels in continuing operations	104	29,728
Unconsolidated hotel operations	5	761

Total hotels	109	30,489

50% joint ventures	19	(2,190)
60% joint ventures	2	(390)
75% joint ventures	1	(55)
90% joint ventures	4	(94)
97% joint venture	1	(11)

Total joint venture owned rooms		(2,740)

Pro rata share of rooms owned		27,749

Non-Strategic Hotels
     At September 30, 2006, we included in continuing operations 21 hotels that we are marketing for sale. The composition, by brand, of the 21 sale hotels is as follows: Holiday Inn-branded (9), Crowne Plaza-branded (2), Embassy Suites Hotel (7), Sheraton (2) and other brands (1).
     Operating statistics and Hotel EBITDA margins for the three and nine months ended September 30, 2006, for our consolidated portfolio of 104 hotels included in continuing operations were as follows:

	Three Months Ended September 30, 2006			Nine Months Ended September 30, 2006
	Core	Non-strategic		Core	Non-strategic
	Hotels	Hotels	Total	Hotels	Hotels	Total
Occupancy (%)	74.2	61.3	71.7	74.7	60.2	71.9

ADR ($)	125.25	97.04	120.63	126.12	96.49	121.40

RevPAR ($)	92.92	59.50	86.52	94.22	58.12	87.34

Hotel EBITDA margin (%)	29.6	21.1	28.5	30.4	21.3	29.2

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Hotel Portfolio Information (continued)
Capital Expenditures (dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Improvements and additions to hotels included in continuing operations	42,379	31,155	124,913	85,687
% of total revenue	14.9%	11.6%	14.4%	10.8%
     Improvements and additions to consolidated hotels for the nine months ended September 30, 2006 were $108.8 million. Capital expenditures including our pro rata share of joint ventures totaled $116.8 million.
     At September 30, 2006, we had incurred $56.3 million of capital expenditures associated with our condominium development project in Myrtle Beach, South Carolina.
Portfolio Changes in 2006

			Total Gross Sales
	Date		Price Per Quarter
Property	Sold	Rooms	(in millions)
Hotels sold during the quarter ended March 31, 2006:
Atlanta, GA – Crowne Plaza (Airport)	Jan 2006	378
Atlanta, GA – Crowne Plaza (Powers Ferry)	Jan 2006	296
Dallas, TX – Crowne Plaza Suites	Jan 2006	295
Dallas, TX – Staybridge Suites	Jan 2006	114
Houston, TX – Holiday Inn Select	Jan 2006	349
Irvine, CA – Crowne Plaza	Jan 2006	335
San Jose, CA – Crowne Plaza	Jan 2006	305
Omaha, NE – Hampton Inn	Jan 2006	129

		2,201	$162.6

Hotels sold during the quarter ended June 30, 2006:
Miami, FL – Crowne Plaza	Apr 2006	304
Philadelphia, PA – Crowne Plaza	Apr 2006	445
Orlando, FL – Holiday Inn	May 2006	530
Omaha, NE – Holiday Inn	May 2006	383

		1,662	78.2

Denver, CO – Doubletree	Aug 2006	248
Amarillo, TX – Holiday Inn	Aug 2006	248
Dallas, TX – Doubletree (Campbell Centre)	Aug 2006	300
Austin, TX – Holiday Inn (Town Lake — Downtown Area)	Sept 2006	320
Dallas, TX – Harvey Suites (DFW International Airport)	Sept 2006	163
Dallas, TX – Crowne Plaza (Market Center)	Sept 2006	354
Houston, TX – Holiday Inn Select (Greenway Plaza Area)	Sept 2006	355
Pleasanton, CA – Crowne Plaza (San Ramon Area)	Sept 2006	244

		2,232	99.7

Total 2006 year to date sales		6,095	$340.5

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Hotel Portfolio Listing
(as of September 30, 2006)

	State	Rooms	% Owned(a)	Brand
Consolidated Operations
Core Hotels
Birmingham(b)	AL	242		Embassy Suites Hotel
Phoenix – Biltmore(b)	AZ	232		Embassy Suites Hotel
Phoenix Crescent Hotel(b)	AZ	342		Sheraton
Phoenix Tempe(b)	AZ	224		Embassy Suites Hotel
Dana Point – Doheny Beach	CA	195		Doubletree Guest Suites
Los Angeles – Anaheim (Located near Disneyland Park)(b)	CA	222		Embassy Suites Hotel
Los Angeles – El Segundo – International Airport – South	CA	349	97%	Embassy Suites Hotel
Milpitas – Silicon Valley(b)	CA	266		Embassy Suites Hotel
Napa Valley(b)	CA	205		Embassy Suites Hotel
Oxnard – Mandalay Beach Resort & Conference Center	CA	248		Embassy Suites Hotel
San Diego – On the Bay	CA	600		Holiday Inn
San Francisco – Burlingame Airport	CA	340		Embassy Suites Hotel
San Francisco – South San Francisco Airport(b)	CA	312		Embassy Suites Hotel
San Francisco – Fisherman’s Wharf	CA	585		Holiday Inn
San Francisco – Union Square	CA	403		Crowne Plaza
San Rafael – Marin County/Conference Center(b)	CA	235	50%	Embassy Suites Hotel
Santa Barbara – Goleta	CA	160		Holiday Inn
Santa Monica – Beach at the Pier	CA	132		Holiday Inn
Wilmington(b)	DE	244	90%	Doubletree
Boca Raton(b)	FL	263		Embassy Suites Hotel
Cocoa Beach – Oceanfront	FL	500		Holiday Inn
Deerfield Beach – Boca Raton/Deerfield Beach Resort(b)	FL	244		Embassy Suites Hotel
Ft. Lauderdale – 17th Street(b)	FL	358		Embassy Suites Hotel
Ft. Lauderdale – Cypress Creek(b)	FL	253		Sheraton Suites
Jacksonville – Baymeadows(b)	FL	277		Embassy Suites Hotel
Miami – International Airport(b)	FL	316		Embassy Suites Hotel
Orlando – International Airport(b)	FL	288		Holiday Inn Select
Orlando – International Drive – Resort	FL	652		Holiday Inn
Orlando – International Drive South/Convention Center(b)	FL	244		Embassy Suites Hotel
Orlando– (North)	FL	277		Embassy Suites Hotel
Orlando – Walt Disney World Resort	FL	229		Doubletree Guest Suites
Tampa– On Tampa Bay(b)	FL	203		Doubletree Guest Suites
Atlanta – Airport(b)	GA	232		Embassy Suites Hotel
Atlanta – Buckhead(b)	GA	316		Embassy Suites Hotel
Atlanta – Galleria(b)	GA	278		Sheraton Suites
Atlanta – Gateway – Atlanta Airport	GA	395		Sheraton
Atlanta – Perimeter Center(b)	GA	241	50%	Embassy Suites Hotel
Chicago – Lombard/Oak Brook(b)	IL	262	50%	Embassy Suites Hotel
Chicago – Northshore/Deerfield (Northbrook) (b)	IL	237		Embassy Suites Hotel
Chicago O’Hare Airport(b)	IL	296		Sheraton Suites

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Hotel Portfolio Listing
(as of September 30, 2006)

	State	Rooms	% Owned(a)	Brand
Indianapolis – North(b)	IN	221	75%	Embassy Suites Hotel
Kansas City – Overland Park(b)	KS	199	50%	Embassy Suites Hotel
Lexington – Lexington Green(b)	KY	174		Hilton Suites
Baton Rouge(b)	LA	223		Embassy Suites Hotel
New Orleans(b)	LA	372		Embassy Suites Hotel
New Orleans – French Quarter	LA	374		Holiday Inn
Boston – Government Center	MA	303		Holiday Inn Select
Boston – Marlborough(b)	MA	229		Embassy Suites Hotel
Baltimore – BWI Airport(b)	MD	251	90%	Embassy Suites Hotel
Bloomington(b)	MN	219		Embassy Suites Hotel
Minneapolis – Airport(b)	MN	310		Embassy Suites Hotel
St. Paul – Downtown(b)	MN	210		Embassy Suites Hotel
Kansas City – Plaza(b)	MO	266	50%	Embassy Suites Hotel
Charlotte(b)	NC	274	50%	Embassy Suites Hotel
Charlotte SouthPark	NC	208		Doubletree Guest Suites
Raleigh(b)	NC	203		Doubletree Guest Suites
Raleigh – Crabtree(b)	NC	225	50%	Embassy Suites Hotel
Parsippany(b)	NJ	274	50%	Embassy Suites Hotel
Piscataway – Somerset(b)	NJ	221		Embassy Suites Hotel
Secaucus – Meadowlands(b)	NJ	261	50%	Embassy Suites Hotel
Philadelphia – Historic District	PA	364		Holiday Inn
Philadelphia – Society Hill(b)	PA	365		Sheraton
Pittsburgh – At University Center (Oakland)(b)	PA	251		Holiday Inn Select
Charleston – Mills House (Historic Downtown)(b)	SC	214		Holiday Inn
Myrtle Beach – At Kingston Plantation	SC	255		Embassy Suites Hotel
Myrtle Beach Resort	SC	385		Hilton
Nashville – Airport/Opryland Area	TN	296		Embassy Suites Hotel
Nashville – Opryland/Airport (Briley Parkway)	TN	382		Holiday Inn Select
Austin(b)	TX	189	90%	Doubletree Guest Suites
Austin – North(b)	TX	260	50%	Embassy Suites Hotel
Corpus Christi(b)	TX	150		Embassy Suites Hotel
Dallas – DFW International Airport-South(b)	TX	305		Embassy Suites Hotel
Dallas – Love Field(b)	TX	248		Embassy Suites Hotel
Dallas – Market Center	TX	244		Embassy Suites Hotel
Dallas – Park Central	TX	536	60%	Westin
Houston – Medical Center	TX	284		Holiday Inn & Suites
San Antonio – International Airport(b)	TX	261	50%	Embassy Suites Hotel
San Antonio – International Airport(b)	TX	397		Holiday Inn Select
San Antonio – N.W. I-10(b)	TX	216	50%	Embassy Suites Hotel
Burlington Hotel & Conference Center(b)	VT	309		Sheraton
Vienna – At Tysons Corner(b)	VA	443	50%	Sheraton

Canada
Toronto – Airport	Ontario	445		Holiday Inn Select
Toronto – Yorkdale	Ontario	370		Holiday Inn

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2006
Hotel Portfolio Listing
(as of September 30, 2006)

	State	Rooms	% Owned(a)	Brand
Non-Strategic Hotels
Montgomery – East I-85	AL	210		Holiday Inn
Los Angeles – Covina/I-10(b)	CA	202	50%	Embassy Suites Hotel
Palm Desert – Palm Desert Resort	CA	198		Embassy Suites Hotel
Stamford	CT	380		Holiday Inn Select
Atlanta – Airport-North	GA	493		Holiday Inn
Atlanta – Perimeter – Dunwoody	GA	250		Holiday Inn Select
Atlanta – South (I-75 & US 41)	GA	180		Holiday Inn
Brunswick	GA	130		Embassy Suites Hotel
Columbus – North (I-185 at Peachtree Mall)	GA	224		Holiday Inn
Chicago – The Allerton	IL	443		Crowne Plaza
Lexington(b)	KY	155		Sheraton Suites
Troy – North (Auburn Hills) (b)	MI	251	90%	Embassy Suites Hotel
Minneapolis – Downtown	MN	216		Embassy Suites Hotel
Kansas City – NE I-435 North (At Worlds of Fun)	MO	165		Holiday Inn
Omaha – Old Mill	NE	223		Crowne Plaza
Tulsa – I-44	OK	244		Embassy Suites Hotel
Knoxville – Central At Papermill Road	TN	240		Holiday Inn
Dallas – Park Central	TX	438	60%	Sheraton
Dallas – Park Central Area	TX	279		Embassy Suites Hotel
Dallas – West End/Convention Center	TX	309		Hampton Inn
Houston – Intercontinental Airport	TX	415		Holiday Inn
San Antonio – Downtown (Market Square)(c)	TX	313		Holiday Inn

Unconsolidated Operations
Hays(b)	KS	114	50%	Hampton Inn
Hays(b)	KS	191	50%	Holiday Inn
Salina(b)	KS	192	50%	Holiday Inn
Salina – I-70(b)	KS	93	50%	Holiday Inn Express & Suites
New Orleans – Chateau LeMoyne (In French Quarter/Historic Area)(b)	LA	171	50%	Holiday Inn

(a)	We own 100% of the real estate interests unless otherwise noted.

(b)	This hotel is encumbered by mortgage debt or capital lease obligation.

(c)	This hotel was included in discontinued operations in the accompanying consolidated statement of operations at September 30, 2006.